Cowen & Co. 26th Annual Health Care Conference

March 9, 2006

CareGuide/PatientInfosystems®

Emerging Leader

In Disease and Care Management

            Statements contained in this presentation that are not historical facts, including information about management's view of the combined company's future expectations, plans and prospects, the benefits provided by the services offered by the combined company, the prospects for success of the merger and the combination of the two companies, such as expected synergies and expanded revenue opportunities, guidance as to future revenues, earnings from continuing operations and EBITDA from continuing operations, constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from historical results or those indicated by these forward-looking statements as a result of a variety of factors including, but not limited to, risks and uncertainties associated with the combined company's financial condition, the continued use of the combined company’s services by its existing customers at current or increased levels, significant concentration of the combined company’s revenues with a limited number of customers, the combined company’s ability to increase its business and revenue base, the combined company’s ability to sell its products, the combined company’s ability to compete with competitors, the growth of the healthcare market, the failure to achieve projected operating efficiencies, higher than expected charges related to SFAS No. 123(R) and unfavorable variances in interest rates and financing terms, as well as other factors that are discussed in Patient Infosystems’
Annual Report on Form 10-KSB for the year ended December 31, 2004 and in the Form 8-K/A filed with the SEC on March 8, 2006, as well as other documents filed by Patient Infosystems with the Securities an
d Exchange Commission.

CareGuide/Patient Infosystems

An exciting, expanding company well-positioned
in one of healthcare’s fastest-growing sectors:
Disease Management/Care Management.

Addressing a major market imperative:
chronic disease

Merger created single-source provider
with differentiated offering to capitalize
on fast-growing market

Cross-selling opportunities and synergies
anticipated to result in improved financial
performance

The Market Imperative

Rising US healthcare costs:

16% of GDP in 2004, expected to grow to 20% by 2015

Increasing health insurance premiums:

Employer spending up 11.2% in 2004

Employee spending up 126% from 2000 to 2004

Aging US population:

Medicare beneficiaries doubled from 1966 to 2004

Expected to double again by 2030

Extent of chronic illness:

More than 75% of all US healthcare spending

82% of Medicare beneficiaries over 65 have at least one
chronic condition, 12% have at least five

15% of enrollees in health plans have one chronic illness,
6% have multiple or complex conditions

Continuous Care Management (CCM)

“High Intensity”

Addresses individuals with
multiple chronic and complex
illnesses

Manages conditions to avoid
emergency or acute care through:

Face-to-face visits

In-home assessments

Frequent telephone calls

Remote tele-health

Continuous Care Management

Major lever for controlling health care utilization

Compelling early results:

Up to 60% reduction in hospitalizations for one client
among members with complex medical conditions in 2005

More than 3:1 return on client investment in the early
stages of implementation for a second customer

“Hands-on” approaches that leverage medical
information and clinical algorithms

Based on timely interventions to ensure the right
care/action and avoid expensive acute care

Psychosocial factors assessed and addressed

UNCOORDINATED CARE
(BEFORE)
Healthplan
CM
UM
Hospital
PCP
DC Planner
Specialists
Skilled Nursing Facility
PCP
Nurses
Social Workers
PATIENT
Family
Patient Representative (POA)
Coordinated Care Solutions
Medical Directors
CMA
Intake
Consultants
CM
Insurance & Regulatory
Medicare
Private Carriers
Medicaid
State Laws
URAC, NCQA
Vendors
Infusion
Home Health
DME
CONTINUOUS CARE MANAGEMENT
(AFTER)
Healthplan CM
Healthplan UM
Specialists
PCP
DME
SNF Social Workers
SNF Nurses
Facility
Home Health
Family & POA
CCS Nurses
Infusion
PATIENT
CCS Social Workers
Medicare
Medical Directors
CCS CMS
CCS Consultants
URAC, NCQA
Private Carriers
State Laws
Medicaid

Disease Management (DM)

“Low Intensity”

Addresses chronic illnesses ,
such as diabetes or asthma

Helps manage condition to avoid
emergency and acute care
through:

Periodic telephone contact

Education in self-management
skills

Disease Management

Subject of growing focus by
multiple payers increasingly
seeking integrated solution:

Corporations

Medicare

State Medicaid

Selected Results:

Asthma – 36% lower
healthcare costs, 67% lower ER
use

Diabetes – Emergency services
and hospitalizations cut in half

CHF – Emergency services
down 43% and hospitalizations
down 36%

The CareGuide/PATY Merger

Product focus: disease
management, utilization
management, provider
improvement

Founded 1995

HQ: Rochester, NY

IPO 1996 (Cowen & Co.)

Ticker:  PATY.OB

Patient Infosystems, Inc.

Created a unique, single-source provider across entire
continuum of population health management products

CCS Consolidated, Inc.
(d/b/a CareGuide)

Product focus: Continuous
Care Management, post-
acute utilization/care
management

Founded 1995

HQ: Coral Springs, FL

Previously privately held

Historically Coordinated
Care Solutions, Inc. (CCS)

A Strong Strategic Fit

Adds synergies, size, and scale

250+ employees

50 customers in 29 states and D.C.

Combines complementary product offerings

Continuous Care Management added to
population-based disease management

Addresses all markets

Creates cross-selling opportunities across
complementary distribution channels

Health plans and work life companies added to
employer groups, TPAs, Taft-Hartley Funds
and government entities

A Differentiated Offering

Macro (health system) and micro (individual
patient) capabilities

Full continuum of population health
management products, including those aimed at
high complexity conditions

Hands-on, psychosocial, and holistic
approach to remove barriers to self-management

Individualized, information-driven, physician-
guided care management plans

CAREGUIDE/PATY MARKET SYNERGY
The Continuum of Health Care Delivery
Pre-Hospital-ization
Worried Well
CAREGUIDE
PREDICTIVE MODELING
Early Chronic Illness
PATY
OUTREACH, EDUCATION, FULFILLMENT, PREVENTION, 24 HOUR NURSE LINE, DISEASE MANAGEMENT
Acute Hospital-ization
PATY
PREAUTH, UM, ELIGIBILITY
CAREGUIDE
ONSITE DISCHARGE PLANNING, PALLIATIVE CARE, INTENSIVE CARE MANAGEMENT
CAREGUIDE
POST-ACUTE CARE MANAGEMENT
CAREGUIDE
NETWORK: CONTRACTING, QUALITY OVERSIGHT, CREDENTIALING
Dis-charge to Care Manage-ment
PATY
NURSELINE, EDUCATION, FULFILLMENT
Acute Rehab
CAREGUIDE
COMPLEX CARE MANAGEMENT, HEALTH BUDDY, LONG TERM CARE MANAGEMENT

Information-Driven Interventions

Analysis of Medical Data

Allows selection of individuals for care
management interventions

Risk stratification of patients

Matches intensity of care management
intervention with complexity of illness

Branching logic

Guides nurses through disease-specific
assessments and interventions with patients

Additional Products Broaden Offering

Nurse Help Line

24X7 coverage

Potential to redirect callers from ER (43%
reduction) and urgent care (37% reduction)
when unnecessary

Utilization and Care Management

Preauthorization and ongoing review of
hospitalization and other high cost medical
services

Referrals to case and disease management
programs

CareGuide@Home

In-home assessments for at-risk seniors

Medical, environmental, and psychosocial focus

Packaged in work/life benefits for employees
(children of seniors) to reduce absenteeism

InnovaCare: Provider Improvement

Works with medical office practices and medical
systems to:

Improve work flows/processes

Implement disease registries, which remind
providers when procedures are due

Implement new models that align payment with
optimal care delivery

Additional Products Broaden Offering

CareTeamConnect Continuum of Products

24X7

Nurse

Health Line

Wellness

Programs

Disease

Management

Complex

Care

Management

Increasing Intensity of Intervention

InnovaCare:

Provider

Improvement

Utilization Management

Care Management

CareGuide

@Home

Member Focused Products

Health System Focused Products

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Seasoned Leadership

Board:

Albert Waxman, Ph.D., Chair (Psilos Group)

John Pappajohn, Vice Chair (Equity Dynamics)

Dan Lubin (Radius Ventures)

Mark Pacala (Essex Woodlands)

Derace Schaffer, M.D. (Partners Imaging)

Executive Team:

Chris Paterson, CEO

Glen Spence, CFO

Ann Boughtin, COO

Ileana Welte, RN, CMO

Rex Dendinger II, CIO

Roger Chaufournier, CEO, InnovaCare Division

Christine St. Andre, COO, InnovaCare Division

Merger Details

Closed 1-25-06

$12.5M PIPE raise prior to close

Retired Patient Infosystems debt

Provide working capital

63% of stock post-merger owned by former CareGuide
shareholders

67.5M common shares now outstanding

3.0M options and warrants

77% of shares subject to 18-month lock-up
(commenced 1-25-06)

Approximately $90M market cap (3-6-06)

Pro Forma Balance Sheet (9/30/05)

Cash                                                                                                                               $  6.8

Current Assets                                                                    21.7

Total Assets                                                                                    56.7

Current Liabilities                                                    20.4

Total Liabilities                                                                    28.2

Stockholders’ equity                                   28.5

Dollars in millions

Pro Forma Financials (6 mos. ended 9/30/05)

Revenues                                                                                                                                 $31.7

Cost of Services                                                                                      28.8

Gross Profit                                                                                                                          2.9

SG&A Expense                                                                                                  5.1

Depreciation / Amortization                           0.9

Other Expense                                                                                                      0.2

Net loss - Continuing Ops                                $(3.3)

Dollars in millions

CY2006* Outlook

$60M to $70M revenues in forecast

$3.5M to $5.0M in EBITDA from continuing
operations in forecast

1:1 current ratio

Sufficient working capital to fund ongoing
operations and growth

*Patient Infosystems is currently on a March 31st fiscal year and planning to move to a calendar year.
Guidance combines expected results for the last quarter of the fiscal year ending March 31, 2006 and the nine months ending December 31, 2006.

Low	High
Earnings from continuing operations guidance, GAAP basis	$ 600	$ 2,300
Income tax expense	-	-
Non-cash warrant interest expense	900	900
Other interest expense, net	600	400
Depreciation and amortization	1,400	1,400
EBITDA from continuing operations non-GAAP basis	**$ 3,500**	**$ 5,000**

EBITDA Reconciliation (in 000’s)

How We’ll Get There

Merger synergies

Cross selling, new contract opportunities

Reduction in administrative expenses

Addition of profitable contracts

Discontinuation of unprofitable contracts

Centralization of functions

Expanding Company, Growing Market

Highly synergistic merger

End-to-end population health management
company serving a broad number of market
sectors

Well positioned to expand in one of the fastest
growing sectors in health care

Fresh business model and compelling product
line

Improved balance sheet and profitable
operations in 2006

For more  information, visit our websites:

www.careguide.com

www.ptisys.com

Or Contact:

Chris Paterson or Glen Spence

954-796-3714